Exhibit 10.7

CHARLOTTE 3 PARK MHP LLC, as grantor
(Borrower)

to

SAYER NIXON, ESQ., as trustee
   (Trustee)

for the

benefit of

PACIFIC CURRENT PARTNERS, LLC, as beneficiary
(Lender)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
FIXTURE FILING AND SECURITY AGREEMENT

Dated:	As of December 21, 2021

Location: 2333 Belmeade Drive
Charlotte, North Carolina

County: Mecklenburg

PREPARED BY AND UPON
RECORDATION RETURN TO:

Winstead PC
201 North Tryon Street
Suite 2000
Charlotte, North Carolina 28202
Attention: Sayer Nixon, Esq.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
FIXTURE FILING AND SECURITY AGREEMENT

21478-3715/Pacific Current Partners – NC & SC MHC Financing

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY AGREEMENT (this “Security Instrument”) is made as of the 21st day of December, 2021 by CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, having an address at 136 Main Street, Pineville, North Carolina 28134, as grantor (“Borrower”) to SAYER NIXON, ESQ., having an address at c/o Winstead PC, 201 North Tryon Street, Suite 2000, Charlotte, North Carolina 28202, as trustee (“Trustee”) for the benefit of PACIFIC CURRENT PARTNERS, LLC, a California limited liability company, having an address at 548 Market Street, Suite 50631, San Francisco, California 94104, as beneficiary (“Lender”).

RECITALS:

This Security Instrument is given to secure a loan (the “Loan”) in the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) made pursuant hereto and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements, amendments, supplements, severances or modifications thereof being hereinafter referred to as the “Note”).

Borrower desires to secure the payment of the Debt which is all liability and obligations of Borrower to Lender under the Loan and the performance of all of its obligations under the Note and the other Loan Documents (as herein defined).

ARTICLE 1

GRANTS OF SECURITY

Section 1.1 Property Mortgaged. Borrower has bargained, sold, given, granted and conveyed and by these presents does hereby irrevocably give, grant, bargain, sell, and convey to Trustee, its successors and assigns, for the benefit of Lender, as beneficiary, and hereby grants a security interest to Lender, its successors and assigns, in the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the “Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and goods), including, but not limited to, the Park Owned Homes, and all other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(f) Leases and Rents. All leases, subleases, rental agreements, and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees’ obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, payments in connection with any termination, cancellation or surrender of any Lease, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and/or the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all proceeds from the sale or other disposition of the Leases (the “Rents”) and the right to receive and apply the Rents to the payment of the Debt;

(g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

(k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications, guaranties, indemnities and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(m) Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(n) Accounts. All accounts, account collateral, reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, and all complete securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(o) Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loan (”Cause of Action”); and

(p) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (o) above.

Section 1.2 Assignment of Leases and Rents. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Documents, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3 Security Agreement. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender and Trustee, as security for the Obligations, (as herein defined) a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

Section 1.4 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5 Pledge of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender as additional security for the Obligations until expended or applied as provided in the Loan Documents.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto Trustee, its successors and assigns, for the benefit of Lender, as beneficiary, and to the use and benefit of Lender and Trustee, and for their successors and assigns, forever;

IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations (as herein defined) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein, and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

ARTICLE 2

DEBT AND OBLIGATIONS SECURED

Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a) the performance of all other obligations of Borrower contained herein;

(b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any renewals, extensions, substitutions, replacements, amendments, modifications and changes thereto; and

(c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the other Loan Documents.

Section 2.3 Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the “Obligations.”

ARTICLE 3

BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in the Note and all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Section 3.3 Payment For Labor and Materials. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

Section 3.4 Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any other Loan Documents and any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing the Obligations and any amendments, modifications or changes thereto.

ARTICLE 4

OBLIGATIONS AND RELIANCES

Section 4.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.2 No Reliance on Lender. The general partners, officers, shareholders, members, principals and/or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3 No Lender Obligations. (a) Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the other Loan Documents, including without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4 Reliance. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the other Loan Documents, (i) Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in the Loan Documents without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; (ii) that such reliance existed on the part of Lender prior to the date hereof; (iii) that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the other Loan Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in the Loan Documents.

ARTICLE 5

FURTHER ASSURANCES

Section 5.1 Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, the other Loan Documents, or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2 Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the Property and rights hereby deeded, mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements, and Borrower hereby authorizes Lender to execute any of the foregoing in the name of Borrower or without the signature of Borrower to the extent that Lender may lawfully do so. Borrower hereby authorizes Lender to file in the appropriate filing or recording offices, with or without the signature of Borrower, one or more financing statements (including any amendment or continuation thereof), chattel mortgages or other instruments to establish, maintain, or evidence more effectively the validity, perfection or priority of the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3 Changes in Tax, Debt Credit and Documentary Stamp Laws.

(a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable, without prepayment penalty or premium.

(b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable, without prepayment penalty or premium.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Documents, Borrower will issue, in lieu thereof, a replacement Note or other Loan Documents, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Documents in the same principal amount thereof and otherwise of like tenor.

Section 5.5 Performance at Borrower’s Expense. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an “Event”). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

Section 5.6 Legal Fees for Enforcement. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with the preparation of the Note, this Security Instrument and the other Loan Documents and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property (including commencing any foreclosure action), whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

Section 5.7 Splitting of Mortgage. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

ARTICLE 6

DUE ON SALE/ENCUMBRANCE

Section 6.1 Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

Section 6.2 No Sale/Encumbrance. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred.

ARTICLE 7

INTENTIONALLY OMITTED

ARTICLE 8

RIGHTS AND REMEDIES

Section 8.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may, or acting through Trustee may, take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

(a) declare the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

(h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct business thereon; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of any Property (including, without limitation, the Personal Property) or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Property (including without limitation, the Personal Property), and (ii) request Borrower at its expense to assemble the Property, including without limitation, the Personal Property, and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Property, including without limitation, the Personal Property, sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j) apply any sums then deposited in the Accounts and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument, the Loan Agreement, or any other Loan Documents to the payment of the following items in any order in its sole discretion:

(i) Taxes and Other Charges;

(ii) Insurance Premiums;

(iii) interest on the unpaid principal balance of the Note;

(iv) amortization (if any) of the unpaid principal balance of the Note; or

(v) all other sums payable pursuant to the Note, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

(k) surrender the Policies, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

(m) foreclose by power of sale or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument;

(n) exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument; or

(o) pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 8.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument, the Loan Agreement, or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 8.3 Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt. The cost and expense of any cure hereunder (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided below, shall constitute a portion of the Debt and shall be due and payable to Lender or Trustee upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default shall bear interest at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender and shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 8.4 Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and, after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 8.5 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for an Event of Default existing at the time such earlier action was commenced.

Section 8.6 Other Rights, etc. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender or Trustee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Borrower, and neither Lender nor Trustee shall have any liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender or Trustee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to the Property or any other Property not in Lender’s or Trustee’s possession.

(c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender and Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8 Violation of Laws. If the Property is not in compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 8.9 Right of Entry. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 8.10 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, and the performance and discharge of the Obligations.

Section 8.11 Recourse and Choice of Remedies. Notwithstanding any other provision of this Security Instrument, Lender and other Indemnified Parties are entitled to enforce the obligations of Borrower contained in the Loan Documents without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. Borrower is fully and personally liable for the obligations pursuant to the Loan Documents. The liability of Borrower is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions.

ARTICLE 9

WAIVERS

Section 9.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Legal Requirements.

Section 9.3 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except (a) with respect to matters for which this Security Instrument or any other Loan Document, specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower, and (b) with respect to matters for which Lender or Trustee is required by any applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

Section 9.4 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

ARTICLE 10

INTENTIONALLY OMITTED

ARTICLE 11

APPLICABLE LAW

Section 11.1 Governing Law. THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT WITH RESPECT TO MATTERS REGARDING THE REAL ESTATE AND SECURITY INTERESTS AND RIGHTS AND REMEDIES THEREIN WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

ARTICLE 12

DEFINITIONS

Section 12.1 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Trustee” shall mean “Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument,” the word “Note,” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “legal fees”, “attorneys’ fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, reasonable fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

Section 12.2 Headings, etc. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ARTICLE 13

MISCELLANEOUS PROVISIONS

Section 13.1 No Oral Change. This Security Instrument and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 13.2 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 13.3 Inapplicable Provisions. If any term, covenant or condition of this Security Instrument or any other Loan Document, is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument or the other Loan Documents, as the case may be, shall be construed without such provision.

Section 13.4 Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

Section 13.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

ARTICLE 14

CROSS-COLLATERALIZATION

Section 14.1 Cross-Collateralization. Borrower acknowledges that the Debt is secured by this Security Instrument together with those additional Security Instruments given by Borrower and/or certain Affiliates of Borrower to Lender, together with their respective Assignments of Leases and other Loan Documents securing or evidencing the Debt, and encumbering the other Individual Properties, all as more specifically set forth in the Loan Agreement. Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and any or all of the other Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all of the Debt or the portion of the Debt allocated to the Property, and the lien and the security interest created by the other Security Instruments shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding. Borrower acknowledges and agrees that the Property and the other Individual Properties are located in one or more States and counties, and therefore Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Loan Documents or the other Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the other Loan Documents or the other Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender, in its sole discretion, in any one or more of the States or counties in which the Property or any other Individual Property is located. Neither the acceptance of this Security Instrument, the other Loan Documents or the other Security Instruments nor the enforcement thereof in any one State or county, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, this Security Instrument, the other Loan Documents, or any other Security Instruments through one or more additional proceedings in that State or county or in any other State or county. Any and all sums received by Lender under the Note, this Security Instrument, and the other Loan Documents shall be applied to the Debt in such order and priority as Lender shall determine, in its sole discretion, without regard to the Allocated Loan Amount for the Property or any other Individual Property or the appraised value of the Property or any Individual Property.

ARTICLE 15

STATE SPECIFIC PROVISIONS

Section 15.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other provisions of this Security Instrument, the terms and conditions of this Article 15 shall control and be binding.

Section 15.2 Secured Debt. It is understood and agreed that this Security Instrument shall secure payment of not only the Debt evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all Debt and Obligations arising pursuant to the terms hereof and any and all Debt and Obligations arising pursuant to the terms of any of the other Loan Documents, all of which Debt is equally secured with and has the same priority as any amounts advanced to Borrower as of the date hereof. This Security Instrument secures all present advances made by Lender to Borrower under the Note, and all future advances and readvances to be made pursuant to the Loan Documents. The amount of the present advances secured hereby is One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00). The maximum principal amount that may be secured by this Security Instrument at any one time is 125% of the principal amount of the Loan as of the Closing Date. The period within which future advances may be made and future obligations may be incurred shall not be more than thirty (30) years from the date of this Security Instrument. The provisions of this Section 15.2 are intended to comply with Article 7 of Chapter 45 of the North Carolina General Statutes.

Section 15.3 Foreclosure.

(a) Should Lender have elected to accelerate the Debt, Lender may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale in accordance with Article 2A of Chapter 45 of the North Carolina General Statutes. For purposes of this Section 15.3, the term “Property” is limited to the Land and Improvements thereon. Trustee, upon the written request of Lender, shall be authorized and empowered, in accordance with applicable law relating to non-judicial foreclosure sales then in effect, including the giving of Notice of Hearing, if any, then required by law, to foreclose the lien of this Security Instrument under power of sale, and sell and dispose of the Property en masse or in separate parcels (as Lender may elect) and all the right, title and interest of Borrower therein, by sale to the highest bidder at any place then authorized by law as may be specified in the notice of such sale. Upon final completion of such sale, Trustee shall execute a conveyance of the Property, or applicable portion thereof, to the purchaser. Borrower hereby waives all right to the marshalling of Borrower’s assets encumbered by this Security Instrument and all rights to require the Property to be sold in several parcels. The purchaser at the sale shall not be responsible for the application of the proceeds. Nothing herein dealing with foreclosure procedures which specifies any particular actions to be taken by Trustee or Lender shall be deemed to contradict the requirements and procedures (now or hereafter existing) of North Carolina law and any such contradiction shall be resolved in favor of North Carolina law applicable at the time of foreclosure. The sale or sales by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold, and if the proceeds of such sale or sales of less than the whole of the Property shall be less than the aggregate of the Debt and the expenses thereof, this Security Instrument and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale or sales had been made; provided, however, that Borrower shall never have any right to require the sale or sales of less than the whole of the Property, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Upon the occurrence and during the continuance of an Event of Default, the holder of the Debt or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through non-judicial or judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Debt due, and if sale is made because of non-payment of an installment, or a part of any installment, such sale may be made subject to the unmatured part of the Debt and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Debt, but as to such unmatured part this Security Instrument shall remain in full force and effect as though no sale had been made under the provisions of this subparagraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Debt. At any such sale (1) Borrower hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Lender, the occurrence or existence of any Event of Default, the acceleration of the maturity of any of the Debt, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Lender or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Borrower hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) subject to any rights of third parties, the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Security Instrument, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement and rental or lease contract. Lender may bid and become the purchaser of all or any part of the Property at any trustee’s or foreclosure sale hereunder, and the amount of Lender’s successful bid may be credited on the Debt. Said sale shall forever be a bar against Borrower, its heirs, legal representatives, successors and assigns, and all other persons claiming under it. It is expressly agreed that the recitals in each conveyance to the purchaser shall be full evidence of the truth of the matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed.

(b) Trustee may require minimum bids at any foreclosure sale and may cancel and abandon the sale if no bid is received equal to or greater than any such minimum bid. If foreclosure should be commenced by Trustee, Lender may at any time before the sale direct Trustee to abandon the sale for any reason, and may at any time or times thereafter direct Trustee to again commence foreclosure. Irrespective of whether foreclosure is commenced by Trustee, Lender may at any time after the occurrence of any Event of Default institute suit for collection of the Debt or foreclosure of the lien of this Security Instrument. If Lender should institute suit for collection of the Debt or foreclosure of the lien of this Security Instrument, Lender may at any time before the entry of final judgment dismiss the same, and require Trustee to sell the Property in accordance with the provisions of this Security Instrument.

Section 15.4 Attorneys’ Fees. Any provisions of this Security Instrument providing for the payment of “attorney’ fees” or “reasonable attorneys’ fees” or other words or provisions of similar import, shall mean attorneys and paralegal fees incurred based upon the usual and customary hourly rates of the attorneys and paralegals involved for the time actually spent by such attorneys and paralegals and without giving effect to any statutory presumption that may then be in effect and including that under North Carolina General Statutes Section 6-21.2 but not to exceed said statutory presumption.

Section 15.5 Fixture Filing. This Security Instrument covers goods that are or are to become fixtures and shall constitute a financing statement filed as a “fixture filing” in accordance with North Carolina General Statutes Section 25-9-502. For purposes of complying with the requirements of North Carolina General Statutes Section 25-9-502, the name of Borrower, as debtor, and the name of Lender, as secured party, and the respective addresses of Borrower, as debtor, and Lender, as secured party, are set forth on the first page of this Security Instrument; the types of items covered are goods that are or are to become fixtures; and the description of the real property to which the collateral is related is described in Exhibit A attached hereto and made a part hereof. This Security Instrument shall be recorded in the real property records of Mecklenburg County, North Carolina.

ARTICLE 16

DEED OF TRUST PROVISIONS

Section 16.1 Concerning The Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this Section 16.1 for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 16.2 Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

Section 16.3 Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or willful misconduct, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.

Section 16.4 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 16.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 16.6 Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee’s place.

IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

BORROWER:

CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company

By:	/s/ Michael Anise
	Name:	Michael Anise
	Title:	President

[Notary Acknowledgment on next page]

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY
AGREEMENT (Mecklenburg County) - Signature Page

21478-3715/Pacific Current Partners – NC & SC MHC Financing

ACKNOWLEDGMENT

State OF NORTH CAROLINA

County OF MECKLENBURG

I, __Janalyn M Bailey________________, a Notary Public of the aforesaid County and State, certify that MICHAEL ANISE personally came before me this day and acknowledged that he is the President of CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, and that he, as President, being authorized to do so, executed the foregoing instrument on behalf of said limited liability company and limited liability company.

Witness my hand and official seal, this __16_ day of __Dec__________, 2021.

/s/ Janalyn M. Bailey
NOTARY PUBLIC

Janalyn M. Bailey
Printed Name

[NOTARIAL SEAL]
My commission expires:

03/25/2024

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY
AGREEMENT (Mecklenburg County) - Acknowledgment Page

21478-3715/Pacific Current Partners – NC & SC MHC Financing

EXHIBIT A

(Description of Land)

BEING ALL OF LOTS 25, 26 AND 32 THROUGH 35 OF THE CERTAIN SUBDIVISION KNOWN AS LEGRAND FARMS, ACCORDING TO MAP OR PLAT THEREOF DULY RECORDED IN MAP BOOK 5, PAGE 335, MECKLENBURG COUNTY REGISTRY.

AND THE FOLLOWING STRIP OF LAND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED 16.82 FEET N. 14-49-49 E. FROM THE NORTHERN-MOST CORNER OF LOT 36 OF THE A. T. LEGRAND FARM PROPERTY AS SHOWN IN MAP BOOK 5 AT PAGE 335 IN THE MECKLENBURG PUBLIC REGISTRY, AND CONTINUING FROM SAID POINT OF BEGINNING S. 48-14-11 E. 107.99 FEET TO A POINT; THENCE S. 44-40-43 E. 83.66 FEET TO A NEW IRON PIN; THENCE N. 38-40-27 E. 201.86 FEET TO A NEW IRON PIN; THENCE S. 86-29 E. 132.30 FEET TO A POINT; THENCE S. 12-23 E. 15.60 FEET TO A POINT; THENCE N. 86-29 W. 128.79 FEET TO AN EXISTING IRON PIN; THENCE S. 38-40-27 W. 210.93 FEET TO AN EXISTING IRON PIN; THENCE N. 44-40-43 W. 100.05 FEET TO AN EXISTING IRON PIN; THENCE N. 48-14-11 W. 99.91 FEET TO AN EXISTING IRON PIN; THENCE N. 14-49-49 E. 16.82 FEET TO THE POINT AND PLACE OF BEGINNING, AND ALL AS SHOWN ON THE SURVEY BY THE CHARLOTTE-MECKLENBURG UTILITY DEPARTMENT, ENGINEERING DIVISION DATED NOVEMBER 1, 1987.

FOR INFORMATIONAL PURPOSES ONLY

Address: 2333 Belmeade Drive, Charlotte, NC

EXHIBIT A, Description of Land (Mecklenburg County) – Page A

21478-3715/Pacific Current Partners – NC & SC MHC Financing